Invesco V.I. Government Securities Fund
Quarterly Schedule of Portfolio Holdings
March 31, 2019
invesco.com/us
VIGOV-QTR-1   03/19
Invesco Advisers, Inc.

Schedule of Investments
March 31, 2019
(Unaudited)
	Principal Amount	Value
U.S. Treasury Securities–43.83%
U.S. Treasury Bills–0.20%
2.39% - 2.45%, 06/27/2019(a)(b)	$905,000	$899,869
U.S. Treasury Bonds–13.46%
7.88%, 02/15/2021	1,100,000	1,211,934
5.38%, 02/15/2031	3,800,000	4,945,715
3.38%, 05/15/2044	6,000,000	6,646,875
3.00%, 05/15/2045	7,000,000	7,279,590
2.88%, 08/15/2045	750,000	761,938
3.00%, 11/15/2045	3,000,000	3,121,406
2.50%, 05/15/2046	6,000,000	5,654,180
2.25%, 08/15/2046	6,550,000	5,856,237
3.00%, 05/15/2047	7,300,000	7,584,301
2.75%, 08/15/2047	10,000,000	9,883,594
2.75%, 11/15/2047	5,500,000	5,435,117
3.13%, 05/15/2048	2,500,000	2,657,715
		61,038,602
U.S. Treasury Inflation — Indexed Bonds–1.02%
0.75%, 07/15/2028(c)	4,512,195	4,617,020
U.S. Treasury Inflation — Indexed Notes–2.91%
0.13%, 04/15/2021(c)	7,964,850	7,904,380
0.63%, 04/15/2023(c)	5,269,212	5,308,668
		13,213,048
U.S. Treasury Notes–26.24%
2.00% - 2.75%, 09/30/2020	5,500,000	5,505,381
1.75%, 12/31/2020	2,500,000	2,476,172
1.38%, 01/31/2021	3,000,000	2,950,371
2.50%, 02/28/2021	8,900,000	8,937,025
2.63% - 3.13%, 05/15/2021	4,100,000	4,151,356
2.13%, 08/15/2021	2,700,000	2,692,037
2.00%, 10/31/2021	2,500,000	2,485,254
2.00%, 11/15/2021	3,300,000	3,281,309
2.00%, 12/31/2021	3,000,000	2,983,125
2.00%, 07/31/2022	2,000,000	1,986,016
1.63%, 08/31/2022	5,000,000	4,901,953
1.63%, 11/15/2022	2,000,000	1,958,867
2.00%, 11/30/2022	2,700,000	2,679,328
2.38%, 01/31/2023	2,000,000	2,011,406
1.63%, 04/30/2023	4,000,000	3,906,484
1.63% - 2.75%, 05/31/2023	9,700,000	9,838,881
1.63%, 10/31/2023	625,000	608,667
2.13%, 11/30/2023	5,500,000	5,473,467
2.63%, 12/31/2023	14,000,000	14,247,188
2.13%, 03/31/2024	4,000,000	3,980,078
2.13%, 07/31/2024	3,000,000	2,980,488
2.25%, 11/15/2024	5,000,000	4,993,359
2.88%, 05/31/2025	4,000,000	4,133,047
Principal Amount		Value
U.S. Treasury Notes–(continued)
2.88%, 11/30/2025	$2,500,000	$2,587,500
2.63%, 12/31/2025	4,000,000	4,079,688
1.50%, 08/15/2026	8,750,000	8,257,816
2.38%, 05/15/2027	1,000,000	1,002,090
2.25%, 11/15/2027	4,000,000	3,961,953
		119,050,306
Total U.S. Treasury Securities (Cost $197,178,450)		198,818,845
U.S. Government Sponsored Agency Mortgage-Backed Securities–40.89%
Collateralized Mortgage Obligations–15.97%
Fannie Mae ACES, 3.07%, (1 mo. USD LIBOR + 0.59%), 09/25/2023(d)	1,639,137	1,638,811
Fannie Mae REMICs,
5.00%, 08/25/2019	4,756	4,749
3.00%, 10/25/2025	129,993	129,705
2.50%, 03/25/2026	163,964	162,842
7.00%, 09/18/2027	201,953	220,598
1.50%, 01/25/2028	3,547,242	3,434,012
6.50%, 03/25/2032	604,547	676,808
5.75%, 10/25/2035	236,389	255,825
2.79%, (1 mo. USD LIBOR + 0.30%), 05/25/2036(d)	2,112,078	2,106,926
4.25%, 02/25/2037	379,075	384,153
2.94%, (1 mo. USD LIBOR + 0.45%), 03/25/2037(d)	924,215	926,547
2.89%, (1 mo. USD LIBOR + 0.40%), 06/25/2038(d)	1,744,897	1,746,103
6.60%, 06/25/2039(e)	2,676,627	3,035,928
4.00%, 02/25/40 to 07/25/40	1,868,086	1,950,252
2.99%, 03/25/40 to 05/25/41	2,508,286	2,522,718
3.04%, (1 mo. USD LIBOR + 0.55%), 02/25/2041(d)	2,082,016	2,094,476
3.01%, (1 mo. USD LIBOR + 0.52%), 11/25/2041(d)	1,055,310	1,060,305
2.83%, (1 mo. USD LIBOR + 0.32%), 08/25/2044(d)	1,949,195	1,944,479
2.99%, (1 mo. USD LIBOR + 0.48%), 02/25/2056(d)	3,805,868	3,806,363
2.93%, (1 mo. USD LIBOR + 0.42%), 12/25/2056(d)	3,972,375	3,966,224
See accompanying notes which are an integral part of this schedule.
Invesco V.I. Government Securities Fund

Principal Amount		Value
Collateralized Mortgage Obligations–(continued)
Freddie Mac REMICs, 3.00%, 04/15/2026	$191,389	$190,795
2.98%, 12/15/35 to 03/15/40	3,674,587	3,693,207
2.78%, 03/15/36 to 09/15/44	9,638,704	9,559,394
2.86%, (1 mo. USD LIBOR + 0.35%), 11/15/2036(d)	2,850,168	2,833,309
2.85%, (1 mo. USD LIBOR + 0.37%), 03/15/2037(d)	1,081,840	1,081,001
2.88%, 05/15/37 to 06/15/37	2,153,193	2,147,278
3.34%, (1 mo. USD LIBOR + 0.86%), 11/15/2039(d)	567,118	579,157
2.93%, 03/15/40 to 02/15/42	6,345,817	6,360,711
Freddie Mac STRIPS, 2.86%, (1 mo. USD LIBOR + 0.35%), 10/15/2037(d)	2,242,900	2,242,731
Freddie Mac Whole Loan Securities Trust, 3.50%, 05/25/2047	1,798,208	1,800,743
Ginnie Mae REMICs,
5.72%, 08/20/2034(e)	974,956	1,071,278
5.88%, 01/20/2039(e)	3,382,025	3,736,598
3.28%, (1 mo. USD LIBOR + 0.80%), 09/16/2039(d)	1,053,220	1,072,454
4.49%, 07/20/2041(e)	747,203	785,850
3.72%, 09/20/2041(e)	2,630,824	2,710,554
2.74%, (1 mo. USD LIBOR + 0.25%), 01/20/2042(d)	493,564	492,584
		72,425,468
Federal Home Loan Mortgage Corp. (FHLMC)–2.44%
Pass Through Ctfs.,
4.50%, 09/01/2020	28,466	28,461
9.00%, 06/01/2021 to 06/01/2022	14,353	14,402
8.00%, 10/01/2023 to 02/01/2035	163,127	178,292
8.50%, 05/01/2026 to 08/01/2031	60,796	68,507
3.50%, 08/01/2026	504,181	517,740
7.05%, 05/20/2027	88,695	95,011
7.00%, 08/01/2028 to 06/01/2036	816,864	887,699
7.50%, 09/01/2030 to 05/01/2035	167,831	187,147
6.03%, 10/20/2030	667,489	738,621
6.50%, 06/01/2031 to 09/01/2037	1,826,907	2,071,862
6.00%, 10/01/2032	7,612	8,399
5.00%, 01/01/2037	72,525	78,206
3.00%, 12/01/2031	2,810,235	2,842,367
Principal Amount		Value
Federal Home Loan Mortgage Corp. (FHLMC)–(continued)
Pass Through Ctfs., ARM,
4.51%, (1 yr. USD LIBOR + 1.87%), 07/01/2036(d)	$2,436,718	$2,556,646
4.81%, (1 yr. USD LIBOR + 1.98%), 11/01/2037(d)	733,260	774,271
5.08%, (1 yr. USD LIBOR + 2.01%), 01/01/2038(d)	35,395	37,175
		11,084,806
Federal National Mortgage Association (FNMA)–19.45%
Pass Through Ctfs.,
6.50%, 05/01/2019 to 11/01/2037	1,906,029	2,086,573
6.00%, 07/01/2019 to 10/01/2038	1,480,254	1,614,592
10.00%, 03/01/2021	717	719
7.00%, 08/01/2020 to 04/01/2036	3,771,729	4,139,497
8.00%, 02/01/2021 to 10/01/2037	2,621,249	2,983,829
7.50%, 09/01/2022 to 08/01/2037	4,080,086	4,566,503
8.50%, 02/01/2021 to 08/01/2037	880,731	978,346
5.50%, 03/01/2021 to 05/01/2035	1,153,448	1,264,471
3.00%, 05/01/2027 to 07/01/2032	12,948,584	13,111,829
4.50%, 04/01/2019 to 12/01/2048	20,198,440	21,348,375
5.00%, 03/01/2020 to 01/01/2040	1,134,005	1,217,759
6.75%, 07/01/2024	180,589	199,525
6.95%, 10/01/2025	14,613	14,741
3.50%, 03/01/2027 to 08/01/2027	6,767,681	6,936,484
Pass Through Ctfs., ARM,
4.71%, (1 yr. USD LIBOR + 1.88%), 09/01/2035(d)	2,740,231	2,883,220
4.31%, (1 yr. USD LIBOR + 1.55%), 10/01/2036(d)	1,376,099	1,433,754
4.73%, (1 yr. USD LIBOR + 1.91%), 10/01/2036(d)	99,859	105,446
4.53%, (1 yr. USD LIBOR + 1.84%), 07/01/2038(d)	691,789	728,157
4.49%, (1 yr. USD LIBOR + 1.78%), 06/01/2043(d)	1,125,319	1,170,487
2.89%, (1 yr. USD LIBOR + 1.64%), 01/01/2048(d)	5,982,664	6,027,797
4.84%, (1 yr. U.S. Treasury Yield Curve Rate + 2.36%), 10/01/2034(d)	1,598,342	1,691,201
4.54%, (1 yr. U.S. Treasury Yield Curve Rate + 2.21%), 05/01/2035(d)	203,262	213,488
4.68%, (1 yr. USD LIBOR + 1.73%), 03/01/2038(d)	51,023	53,494
See accompanying notes which are an integral part of this schedule.
Invesco V.I. Government Securities Fund

Principal Amount		Value
Federal National Mortgage Association (FNMA)–(continued)
4.69%, (1 yr. USD LIBOR + 1.75%), 02/01/2042(d)	$486,488	$502,144
2.19%, (1 yr. USD LIBOR + 1.52%), 08/01/2043(d)	1,758,828	1,766,783
2.28%, (1 yr. U.S. Treasury Yield Curve Rate + 1.88%), 05/01/2044(d)	1,724,835	1,759,839
Series CA2774, Pass Through Ctfs., 4.00%, , 12/01/2048	4,517,065	4,703,886
Series BN0332, Pass Through Ctfs., 4.00%, , 12/01/2048	4,550,879	4,739,105
		88,242,044
Government National Mortgage Association (GNMA)–3.03%
Pass Through Ctfs.,
7.00%, 07/15/2019 to 12/15/2036	704,538	764,608
6.50%, 07/15/2020 to 09/15/2034	2,597,585	2,829,288
6.00%, 09/15/2020 to 08/15/2033	595,450	636,159
7.50%, 09/15/2022 to 10/15/2035	1,709,133	1,898,659
8.00%, 01/15/2023 to 01/15/2037	960,001	1,084,296
5.00%, 02/15/2025	136,155	142,076
8.50%, 02/15/2025 to 01/15/2037	134,721	139,807
6.95%, 08/20/2025 to 08/20/2027	153,341	153,502
6.38%, 10/20/2027 to 02/20/2028	204,223	211,901
6.10%, 12/20/2033	3,385,152	3,751,108
3.50%, 10/20/2042	2,123,274	2,148,561
		13,759,965
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $184,093,860)		185,512,283

Asset-Backed Securities–9.86%(f)
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, IO Variable Rate Pass Through Ctfs., 0.84%, 09/15/2048(e)	16,137,503	691,765
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A1, Variable Rate Pass Through Ctfs., 4.21%, 01/25/2035(e)	472,397	481,060
Chase Mortgage Trust,
Series 2016-1, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 04/25/2045(e)(g)	2,231,562	2,252,380
Series 2016-2, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 12/25/2045(e)(g)	2,632,163	2,637,710
Principal Amount		Value

Commercial Mortgage Trust,
Series 2015-CR23, Class CMB, Variable Rate Pass Through Ctfs.–Class CMB, 3.68%, 05/10/2048(e)(g)	$4,740,000	$4,767,205
Series 2015-CR24, Class B, Variable Rate Pass Through Ctfs., 4.38%, 08/10/2048(e)	6,200,000	6,514,868
Galton Funding Mortgage Trust, Series 2018-2, Series A41, Variable Rate Pass Through Ctfs., 4.50%, 10/25/2058(e)(g)	4,086,346	4,185,704
JP Morgan Mortgage Trust, Series 2018-8, Class A15, Pass Through Ctfs.–Class A15, 4.00%, 01/25/2049(e)(g)	3,179,936	3,229,467
New Residential Mortgage Loan Trust, Series 2018-4A, Class A1S, Floating Rate Pass Through Ctfs., 3.24% (1 mo. USD LIBOR + 0.75%), 01/25/2048(d)(g)	4,234,306	4,214,832
Starwood Mortgage Residential Trust, Series IMC2, Class A3, Variable Rate Pass Through Ctfs., 4.38%, 10/25/2048(e)(g)	4,313,405	4,392,575
Towd Point Mortgage Trust, Series 2015-1, Class AES, Variable Rate Pass Through Ctfs., 3.00%, 10/25/2053(e)(g)	1,482,755	1,479,371
Verus Securitization Trust, Series 2018-3, Class A-2, Variable Rate Pass Through Ctfs., 4.18%, 10/25/2058(e)(g)	3,775,297	3,850,126
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class B, Variable Rate Pass Through Ctfs., 4.13%, 05/15/2048(e)	5,900,000	6,038,068
Total Asset-Backed Securities (Cost $44,322,234)		44,735,131
U.S. Dollar Denominated Bonds & Notes–2.41%(f)
Other Diversified Financial Services–1.45%
Private Export Funding Corp.,
Series BB, Sec. Gtd. Notes, 4.30%, 12/15/2021	1,540,000	1,610,714
Series HH, Sr. Sec. Gtd. Notes, 1.45%, 08/15/2019	5,000,000	4,980,458
		6,591,172
Sovereign Debt–0.96%
Israel Government Agency for International Development (AID) Bond, Unsec. Gtd. Global Bonds, 5.13%, 11/01/2024	3,800,000	4,331,131
Total U.S. Dollar Denominated Bonds & Notes (Cost $10,351,563)		10,922,303
U.S. Government Sponsored Agency Securities–1.82%
Federal Home Loan Bank (FHLB)–1.39%
Unsec. Bonds, 3.38%, 06/12/2020	6,220,000	6,287,023
See accompanying notes which are an integral part of this schedule.
Invesco V.I. Government Securities Fund

	Principal Amount	Value
Tennessee Valley Authority (TVA)–0.43%
Sr. Unsec. Global Notes, 1.88%, 08/15/2022	$2,000,000	$1,969,051
Total U.S. Government Sponsored Agency Securities (Cost $8,297,878)		8,256,074
	Shares
Money Market Funds–0.71%
Invesco Government & Agency Portfolio-Institutional Class, 2.33% (Cost $3,237,808)(h)	3,237,808	3,237,808
Shares	Value
Options Purchased–0.00%
(Cost $126,825)(i)	$1,268
TOTAL INVESTMENTS IN SECURITIES–99.52% (Cost $447,608,618)	451,483,712
OTHER ASSETS LESS LIABILITIES–0.48%	2,171,067
NET ASSETS–100.00%	$453,654,779
Investment Abbreviations:
ACES	– Automatically Convertible Extendable Security
ARM	– Adjustable Rate Mortgage
Ctfs.	– Certificates
Gtd.	– Guaranteed
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
REMICs	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
STRIPS	– Separately Traded Registered Interest and Principal Security
Unsec.	– Unsecured
USD	– U.S. Dollar
Notes to Schedule of Investments:
(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	All or a portion of the value was pledged and/or designated as collateral to cover margin requirements for open futures contracts and swap agreements. See Note 1E and Note 1G.
(c)	Principal amount of security and interest payments are adjusted for inflation. See Note 1D.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on March 31, 2019.
(e)
Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on March 31, 2019.

(f)	Non-U.S. government sponsored securities.
(g)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
March 31, 2019 was $31,009,370, which represented 6.84% of the Fund’s Net Assets.

(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of March 31, 2019.
(i)	The table below details options purchased. See Note 1I.
Open Over-The-Counter Interest Rate Swaptions Purchased
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value	Value
Interest Rate Risk
5 Year Interest Rate Swap	Put	Morgan Stanley & Co International PLC	2.40%	Pay	3 month USD LIBOR	Quarterly	05/29/2019	$57,000,000	$1,268
Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	284	June-2019	$60,518,625	$226,978	$226,978
U.S. Treasury 5 Year Notes	40	June-2019	4,633,125	28,678	28,678
U.S. Treasury 10 Year Notes	97	June-2019	12,049,219	150,863	150,863
U.S. Treasury Ultra Bonds	89	June-2019	14,952,000	388,095	388,095
Subtotal—Long Futures Contracts				794,614	794,614
See accompanying notes which are an integral part of this schedule.
Invesco V.I. Government Securities Fund

Open Futures Contracts—(continued)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 10 Year Ultra Bonds	22	June-2019	$(2,921,188)	$(53,858)	$(53,858)
Total Futures Contracts				$740,756	$740,756
Open Centrally Cleared Interest Rate Swap Agreements
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Receive	3 month USD LIBOR	Quarterly	(2.592)%	Semi-Annually	03/11/2021	$(22,000,000)	$—	$(81,907)	$(81,907)
Receive	3 month USD LIBOR	Quarterly	(2.585)	Semi-Annually	03/12/2021	(47,000,000)	—	(169,311)	(169,311)
Total Centrally Cleared Interest Rate Swap Agreements							$—	$(251,218)	$(251,218)
See accompanying notes which are an integral part of this schedule.
Invesco V.I. Government Securities Fund

Notes to Quarterly Schedule of Portfolio Holdings
March 31, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded.
Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American
Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Invesco V.I. Government Securities Fund

B.
Securities Transactions and Investment Income — (continued)
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net
realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the
Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net
investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the
Statement of Operations, even though investors do not receive their principal until maturity.
E.
Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
F.
Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.
The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.
Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on borrowings.
G.
Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/
OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/
or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or
“swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial
Invesco V.I. Government Securities Fund

G.
Swap Agreements — (continued)
margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs
(such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the
Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the
Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the
Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the
Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
H.
Call Options Purchased and Written — The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.
Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market
Invesco V.I. Government Securities Fund

H.
Call Options Purchased and Written — (continued)
value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written)
without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of
Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
I.
Put Options Purchased — The Fund may purchase put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.
Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on put options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
J.
Other Risks — The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
K.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
L.
Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used.
Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of March 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
Invesco V.I. Government Securities Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$—	$198,818,845	$—	$198,818,845
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	185,512,283	—	185,512,283
Asset-Backed Securities	—	44,735,131	—	44,735,131
U.S. Dollar Denominated Bonds & Notes	—	10,922,303	—	10,922,303
U.S. Government Sponsored Agency Securities	—	8,256,074	—	8,256,074
Money Market Funds	3,237,808	—	—	3,237,808
Options Purchased	—	1,268	—	1,268
Total Investments in Securities	3,237,808	448,245,904	—	451,483,712
Other Investments - Assets*
Futures Contracts	794,614	—	—	794,614
Other Investments - Liabilities*
Futures Contracts	(53,858)	—	—	(53,858)
Swap Agreements	—	(251,218)	—	(251,218)
	(53,858)	(251,218)	—	(305,076)
Total Other Investments	740,756	(251,218)	—	489,538
Total Investments	$3,978,564	$447,994,686	$—	$451,973,250
*	Unrealized appreciation (depreciation).
NOTE 3—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the
Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of March 31, 2019:
Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on futures contracts — Exchange-Traded	$794,614
Options purchased, at value — Exchange-Traded(a)	1,268
Total Derivative Assets	795,882
Derivatives not subject to master netting agreements	(794,614)
Total Derivative Assets subject to master netting agreements	$1,268
Value
Derivative Liabilities	Interest Rate Risk
Unrealized depreciation on futures contracts — Exchange-Traded	$(53,858)
Unrealized depreciation on swap agreements — Centrally Cleared	(251,218)
Total Derivative Liabilities	(305,076)
Derivatives not subject to master netting agreements	305,076
Total Derivative Liabilities subject to master netting agreements	$-
(a)	Options purchased, at value as reported in the Schedule of Investments.
Invesco V.I. Government Securities Fund

Effect of Derivative Investments for the three months ended March 31, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain (Loss):
Futures contracts	$193,392
Options purchased(a)	(152,300)
Swap agreements	330,536
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	437,646
Options purchased(a)	23,227
Swap agreements	(576,883)
Total	$255,618
(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.
The table below summarizes the three month average notional of futures contracts and the one month average notional of options purchased and swap agreements outstanding during the period.
	Futures Contracts	Options Purchased	Swap Agreements
Average notional value	$117,288,657	$57,000,000	$69,000,000
Invesco V.I. Government Securities Fund